EXHIBIT 99.1

consistency builds value David T. Taber - President & Chief Executive Officer

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Forward-Looking Statements
Sandler O'Neill + Partners, L.P. West Coast Financial Services Conference March 3, 2009 Forward Looking Statements: Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the of Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and in subsequent reports filed on Form 10-Q and Form 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law.

Highlights
Completed 100th Consecutive Profitable Quarter Solid Financial Metrics Built Risk Based Capital Ratio to 11.5% Careful with Overhead Continued Diligence on Credit Headwinds Weak Economy Market Concern About CRE Higher Credit Costs Increased FDIC Premiums Negative Trend in Consumer Confidence

Northern California Footprint American River Bank 1. Bradshaw Plaza 2. Capitol Mall 3. Fair Oaks Village 4. Point West 5. Roseville Bank of Amador 6. Buckhorn 7. Ione 8. Jackson North Coast Bank 9. Healdsburg 10. Santa Rosa 11. Windsor *American River Bankshares Headquarters This location also serves as a convenience branch for American River Bank Darker area on map indicates our service area.

Solid Financial Metrics 2004 Efficiency Ratio 53.12% ROAE 14.88% ROTE 15.48% 2005 Efficiency Ratio 45.16% ROAE 15.14% ROTE 21.64% 2006 Efficiency Ratio 47.11% ROAE 14.48% ROTE 20.33% 2007 Efficiency Ratio 49.49% ROAE 14.01% ROTE 19.78% 2008 Efficiency Ratio 48.92% ROAE 12.39% ROTE 17.32%

Solid Capital Metrics Peer Group Ranking* #1 ROAA AMRB 1.32% CA Peer Group $250M - $1B 0.10% Peer Group Ranking* #10 NIM AMRB 5.03% CA Peer Group $250M - $1B 4.41% Peer Group Ranking* #2 Efficiency Ratio AMRB 48.70% CA Peer Group $250M - $1B 70.40% Ranking out of 46. Peer Group represents mean Source: Sandler O'Neill + Partners As of December 31, 2008

Excellent Core Deposit Base Core Deposit Mix Business 75% Noninterest-Bearing 27% Interest Checking 10% Money Market 24% Savings 8% Time 31% Personal 25% Average non-interest checking account: $17,000 Average interest checking: $17,000 Average money market account: $99,000 * As of December 31, 2008

Diversified Loan Portfolio Total Loan Portfolio Business Property 29% Investor CRE 23% Construction & Land Dev. 12% Other 14% Commercial 22% Other 15% Office 28% Retail 15% Industrial 31% Mixed Use 11% * As of December 31, 2008

Diversified Loan Portfolio R/E Construction & Land Development Portfolio Construction & Land Dev. 12% Construction (Comm Property) $10.4M 21% Construction (1-4 SFR) $8.6M 18% Commercial Land $4.1M 8% SFR Land $9.3M 19% SFR A & D $9.2M 19% Construction Sep (1-4 SFR) $7.1M 15% * As of December 31, 2008

Credit Quality Net chargeoffs to average loans and leases 0.08% 0.08% 0.04% 0.03% 0.11% 0.42% Nonperforming loans and leases to total loans and leases 0.07% 0.07% 0.02% 0.02% 1.86% 1.49%

Strong Performance Over Time Diluted EPS History 1995 0.36 1996 0.38 1997 0.43 1998 0.53 1999 0.59 2000 0.67 2001 0.74 2002 0.82 2003 0.86 2004 1.02 2005 1.38 2006 1.39 2007 1.39 2008 1.3

Strong Performance Over Time Cash Dividend History 1995 7.1 1996 7.1 1997 7.8 1998 8.8 1999 10.4 2000 11.8 2001 13.4 2002 18.2 2003 23.3 2004 36 2005 46.3 2006 52.5 2007 55.1 2008 57.2 Adjusted for stock splits and stock dividends.

Strategic Direction Organic Growth in Markets We Currently Serve Outwork Competition Engaged Employees Emphasize Business Banking Low-Cost Core Deposits Focus on Credit Quality Common Sense Real Estate Lending Managing Overhead Capital Management